NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

1Q 2024 Financial Supplement

May 2, 2024

CONTACT

NEXPOINT REAL ESTATE FINANCE
(NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Thomas
(p) 214.908.1854
(e) kthomas@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the second quarter of 2024, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), dividend coverage ratios and related assumptions and estimates, and portfolio commentary, including the resiliency of SFR and life science demand. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA, our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs. Starting in Q3 2023, the Company adjusted EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. Fourth quarter 2023, dividend coverage amounts exclude special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage, life science, and hospitality sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

22.4%
DISCOUNT TO BOOK[1]

15.4%
IMPLIED DIVIDEND YIELD[2]

12.0%
INSIDER OWNERSHIP[3]

NREF Total Return vs Peers[4]



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24

1. BASED ON MAY 1, 2024, BOOK VALUE INCLUDING REDEEMABLE NON-CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING MAY 1, 2024
2. IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 1Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON MAY 1, 2024
3. INCLUDES NON-CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING MAY 1, 2024
4. BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING MAY 1, 2024

1Q 2024 Highlights

FINANCIAL

$372.8MM
BOOK VALUE
$16.69 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A and Series B Preferred Stock

1Q 2024 Dividend
PAID ON MARCH 28, 2024
Paid a 1Q 2024 dividend of $0.50 per common share on March 28, 2024

$(14.6)MM
NET LOSS[1] IN 1Q 2024
Net loss attributable to common stockholders of $(14.3)MM or $(0.83) per diluted common share

$14.9MM
1Q 2024 CASH AVAILABLE FOR DISTRIBUTION
$0.60 per diluted common share[2]

PORTFOLIO

$1.2B
OUTSTANDING TOTAL PORTFOLIO
Composed of 90 investments[3]

$508.7MM
SENIOR LOAN REDEMPTIONS
Redeemed $508.7MM of senior loans and recognized $8.9MM in aggregate prepayment penalties

$208.0MM
MEZZANINE LOAN COMMITMENT
Originated a $208.0MM mezzanine loan and funded $44.5MM. The loan pays a monthly coupon of SOFR+900bps

$30.9MM
PURCHASED FREDDIE MAC K-SERIES B-PIECE
Purchased a $30.9MM Freddie Mac K-Series B-Piece with bond equivalent yield of 9.75%

CAPITALIZATION

2.04X
DEBT TO BOOK VALUE RATIO
As of March 31, 2024

5.3 Years
WEIGHTED AVERAGE REMAINING TERM[5]

$341.7MM
OUTSTANDING REPO FINANCING
Equates to 65.1% advance rate on our CMBS B-Piece, IO Strips, MSCR Notes and mortgage-backed security Portfolio[4]

1. NET (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS INCLUDES $25.0 MILLION IN LOSSES RELATED TO ACCELERATED AMORTIZATION OF LOAN PREMIUM ASSOCIATED WITH PREPAYMENT ON A SENIOR LOAN DURING THE QUARTER
2. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
3. AS OF MARCH 31, 2024, AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
4. BASED ON ACTUAL COLLATERAL POSTED
5. AS OF MARCH 31, 2024, AND EXCLUDING THE COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

1Q 2024 Earnings And Book Value

Book Value Per Common Share Growth



(4.2)%
(3.1)%
(2.2)%
(1.8)%
(7.4)%
0.7%
(6.9)%
$21.59
$20.68
$20.03
$19.59
$19.24
$17.81
$17.93
$16.69
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2022
3Q 2023
4Q 2023
1Q 2024

Earnings and Book Value

- Net Income (Loss) attributable to common stockholders, EPS, and EAD include $25.0 million in losses related to accelerated amortization of the premium associated with the prepayment on a senior loan during the quarter.
- Net interest income (loss) of $(12.8)MM, a decrease of $29.6MM compared to 4Q 2023
- Net loss of $(14.6)MM, with net loss attributable to common stockholders of $(14.3)MM, or $(0.83) per diluted common share; compared to a net income of $17.9MM, with net income attributable to common stockholders of $13.6MM, or $0.74 per diluted common share in 4Q 2023
- Earnings available for distribution of $(11.5)MM, or $(0.46) per diluted common share; compared to $0.44 per diluted common share in 4Q 2023
- BV per diluted common share including redeemable NCI in the Operating Partnership decreased 6.9% to $16.69/share, compared to $17.93/share at the end of 4Q 2023



$17.93
$(0.58)
$0.41
$(0.48)
$(0.59)
$16.69
4Q 2023 BV
Net Int Income
Other Income
Operating Exp
Dividend
1Q 2024 BV

Net Income (Loss), EAD and CAD


Net Income (Loss) and EAD per Diluted Share
$0.37
$0.52
(10.8)%
$0.33
(3.8)%
$0.50
(14.0)%
$0.43
$(0.90)
(372.7)%
182.2%
$0.74
2.3%
$0.44
$(0.83)
(212.2)%
$(0.46)
(204.5)%
150.6%
$0.39
197.8%
$0.45
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024
2Q2024 Est.
Net Income (Loss)/Share
EAD/Share


EAD and CAD per Diluted Share
$0.52
$0.55
(3.6)%
$0.50
$0.53
(11.3)%
$0.43
$0.47
8.5%
$0.44
$0.51
17.6%
$(0.46)
$0.60
(16.7)%
$0.45
$0.40
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024
2Q2024 Est.
EAD/Share
CAD/Share

NET INCOME, EAD, CAD AND GUIDANCE

NET INCOME/EAD/CAD

- Net income (loss) per diluted common share for 1Q 2024 is $(0.83), compared to net income of $0.74 per diluted common share reported in 4Q 2023
- 1Q 2024 EAD per diluted common share is $(0.46), a decrease of 204.5% compared to 4Q 2023 reported EAD per diluted common share
- 1Q 2024 CAD per diluted common share is $0.60, a decrease of 17.6% compared to 4Q 2023 reported CAD per diluted common share

GUIDANCE

- 2Q 2024 EAD per diluted common share guidance is $0.45[1] at the mid-point
- 2Q 2024 CAD per diluted common share guidance is $0.40[1] at the mid-point

1. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2024 IS ESTIMATED TO BE BETWEEN $7.4MM AND $9.8MM. SEE "RECONCILIATIONS" SLIDES. Q2 DECREASE FROM PRIOR 2023 RUN RATE ATTRIBUTABLE TO $508.7MM SFR LOAN REPAYMENT AND TIMING ADJUSTMENTS FOR CAPITAL REDEPLOYMENT.

Dividend and Coverage

Dividend and Net Income/EAD/CAD Coverage

1Q 2024 DIVIDEND:

- 1Q dividend of $0.50 per common share was paid on March 28, 2024
- 1Q 2024 Net Income dividend coverage is (1.66)x
- 1Q 2024 EAD dividend coverage is (0.92)x
- 1Q 2024 CAD dividend coverage is 1.20x

2Q 2024 DIVIDEND:

- 2Q 2024 dividend of $0.50 per common share declared by the Board of Directors to be paid on June 28, 2024
- 2Q 2024 estimated Net Income dividend coverage of 0.78x[1]
- 2Q 2024 estimated EAD dividend coverage of 0.90x[1]
- 2Q 2024 estimated CAD dividend coverage of 0.80x[1]

Dividend and Net Income/EAD/CAD Coverage

	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024	2Q 2024 Est.
Dividend/Share	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50
Net Income (Loss)/Share	$ 0.37	$ 0.33	$ (0.90)	$ 0.74	$ (0.83)	$ 0.39
Net Income Coverage	0.74x	0.66x	(1.80x)	1.48x	(1.66x)	0.78x
EAD/Share	$ 0.52	$ 0.50	$ 0.43	$ 0.44	$ (0.46)	$ 0.45
EAD Coverage	1.04x	1.00x	0.86x	0.88x	(0.92x)	0.90x
CAD/Share	$ 0.55	$ 0.53	$ 0.47	$ 0.51	$ 0.60	$ 0.40
CAD Coverage	1.10x	1.06x	0.94x	1.02x	1.20x	0.80x

1. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2024 IS ESTIMATED TO BE BETWEEN $7.4MM AND $9.8MM. SEE "RECONCILIATIONS" SLIDES.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, MSCR notes, mortgage backed securities, multifamily properties and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of May 1, 2024, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 2 bps per year dating back to 2009[1]
- Since 2009 and through February 2024, there have been $54.9MM in aggregate losses on $560.6B of combined issuance[2]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 4.0 years of average weighted term to maturity, and a 245 bps interest rate spread[3]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Storage fundamentals have weakened as rates have increased causing slowdown in the housing market, which is traditionally a large demand driver for storage. However, historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

5.3
YEARS AVERAGE REMAINING TERM[4]

86.6%
OF PORTFOLIO STABILIZED[4]

68.5%
WEIGHTED AVG LOAN TO VALUE[4]

1.74x
WEIGHTED AVG DSCR[4]

1. FREDDIE MAC; 4Q 2023
2. FREDDIE MAC; FEBRUARY 2023
3. AS OF MARCH 31, 2024
4. AS OF MARCH 31, 2024, AND EXCLUDING THE COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio Commentary[1]


WA
4%
CA
8%
CO
4%
TX
19%
MD
5%
GA
6%
FL
9%
LESS THAN 4.0% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]


Self-Storage 2.1%
Life Sciences & Specialty Manufacturing 11.4%
SFR 21.9%
$1.2B
CURRENT PRINCIPAL[1]
Multifamily 64.6%


Preferred 18.3%
Senior Loan 11.6%
MSCR Note 0.9%
Mortgage Backed Security 6.3%
68.5%
WEIGHTED AVG LTV[1]
Mezzanine 15.2%
IO Strip 4.4%
CMBS B-Piece 43.3%

1. AS OF MARCH 31, 2024, AND EXCLUDING COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior loan	Various	Single-family	2/11/2020	$ 8,508	$ 1,246	5.4 %	3.8	57.7 %	
2	Senior loan	Various	Single-family	2/11/2020	9,982	1,288	5.3 %	4.4	66.0 %	
3	Senior loan	Various	Single-family	2/11/2020	5,336	704	5.2 %	4.5	54.0 %	
4	Senior loan	Various	Single-family	2/11/2020	34,967	4,228	4.7 %	1.5	36.9 %	
5	Senior loan	Various	Single-family	2/11/2020	9,401	1,219	6.1 %	4.5	70.7 %	
6	Senior loan	Various	Single-family	2/11/2020	35,840	4,592	5.6 %	4.6	68.4 %	
7	Senior loan	Various	Single-family	2/11/2020	5,627	733	6.0 %	4.7	68.4 %	
8	Senior loan	Various	Single-family	2/11/2020	8,605	1,175	5.9 %	4.8	52.6 %	
9	Senior loan	Various	Single-family	2/11/2020	6,444	895	5.5 %	4.9	67.7 %	
10	Senior loan	Various	Single-family	2/11/2020	10,522	1,409	4.7 %	1.9	63.2 %	
	Total SFR				135,232	17,489	5.3 %	3.5	57.5 %	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$ 20,338 (5)	$ 6,388	9.6 %	1.9	62.4 %	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,581 (5)	9,560	10.6 %	2.7	58.3 %	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999 (5)	26,019	3.5 %	5.9	64.7 %	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	16,310 (5)	5,709	14.5 %	3.2	63.2 %	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643 (5)	22,960	— %	6.2	69.3 %	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	16,906 (5)	3,145	11.6 %	6.9	70.1 %	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	108,305 (5)	29,124	— %	2.8	70.8 %	
8	CMBS B-Piece	Various	Multifamily	5/2/2022	31,192 (5)	10,238	4.4 %	14.7	59.8 %	
9	CMBS B-Piece	Various	Multifamily	7/28/2022	63,395 (5)	21,877	10.6 %	5.3	60.7 %	
10	CMBS B-Piece	Various	Multifamily	2/22/2024	30,869 (5)	9,265	5.9 %	4.8	52.1 %	
	Total CMBS B-Piece				506,538	144,285	4.4 %	5.3	65.1 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS I/O Strip	Various	Multifamily	5/18/2020	$ 17,590 (6)	$ 512	2.0 %	22.5	68.7 %	
2	CMBS I/O Strip	Various	Multifamily	8/6/2020	108,643 (6)	4,272	3.0 %	6.2	69.3 %	
3	CMBS I/O Strip	Various	Multifamily	4/28/2021	63,953 (6)	1,141	1.6 %	5.8	64.7 %	
4	CMBS I/O Strip	Various	Multifamily	5/27/2021	20,000 (6)	1,123	3.4 %	6.2	68.1 %	
5	CMBS I/O Strip	Various	Multifamily	6/7/2021	4,266 (6)	102	2.3 %	4.7	64.7 %	
6	CMBS I/O Strip	Various	Multifamily	6/11/2021	97,876 (6)	1,124	1.5 %	5.2	65.4 %	
7	CMBS I/O Strip	Various	Multifamily	6/24/2021	25,283 (6)	221	1.2 %	6.2	61.7 %	
8	CMBS I/O Strip	Various	Multifamily	8/10/2021	25,000 (6)	563	1.9 %	6.1	70.7 %	
9	CMBS I/O Strip	Various	Multifamily	8/11/2021	6,942 (6)	372	3.1 %	7.3	65.6 %	
10	CMBS I/O Strip	Various	Multifamily	8/24/2021	1,625 (6)	66	2.6 %	6.8	61.3 %	
11	CMBS I/O Strip	Various	Multifamily	9/1/2021	34,625 (6)	989	1.9 %	6.2	64.1 %	
12	CMBS I/O Strip	Various	Multifamily	9/11/2021	20,902 (6)	1,107	3.0 %	7.5	62.3 %	
	Total CMBS IO Strip				**426,705**	**11,592**	**2.1 %**	**6.6**	**66.8 %**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$ 7,500	$ 7,500	11.0 %	1.3	79.3 %	
2	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,244	7.5 %	5.1	89.3 %	
3	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,288	7.4 %	7.3	84.8 %	
4	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,866	7.6 %	5.2	89.4 %	
5	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,514	7.8 %	4.5	81.5 %	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,955	7.7 %	7.0	84.9 %	
7	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,239	7.3 %	7.3	83.1 %	
8	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	620	7.2 %	7.3	78.6 %	
9	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,272	7.3 %	5.1	81.1 %	
10	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	6,829	2,797	7.5 %	4.8	71.0 %	
11	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	3,620	1,495	7.4 %	7.3	83.3 %	
12	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	3,970	7.4 %	7.3	84.3 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Laurel, MD	Multifamily	10/20/2020	$ 7,390	$ 3,053	7.4 %	7.3	80.3 %	
14	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	874	7.7 %	4.5	83.1 %	
15	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	488	7.7 %	4.9	75.5 %	
16	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,358	6.9 %	5.3	80.3 %	
17	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,179	7.9 %	4.6	81.6 %	
18	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,642	7.9 %	4.6	83.8 %	
19	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,510	16.3 %	4.7	92.8 %	
20	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,749	16.3 %	0.8	86.6 %	
21	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,481	16.0 %	1.2	95.2 %	
22	Mezzanine	Kirkland, WA	Multifamily	10/5/2022	4,030	4,000	16.0 %	3.8	73.7 %	
23	Mezzanine	Cambridge, MA	Life Sciences	1/26/2024	44,574	43,350	14.3 %	2.9	63.2 %	
	Total Mezzanine				**$ 177,781**	**$ 119,444**	**10.8 %**	**4.5**	**88.7 %**	
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	12,385	12,385	11.0 %	6.1	88.7 %	
2	Preferred Equity	Holly Springs, NC	Life Science	9/29/2021	14,121	14,093	10.0 %	0.5	N/A	
3	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	10,253	10,253	10.5 %	7.9	51.5 %	
4	Preferred Equity	Vacaville, CA	Life Science	1/14/2022	26,207	26,199	10.0 %	0.5	N/A	
5	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022	4,000	3,968	15.3 %	6.4	67.0 %	
6	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,000	3,968	14.6 %	6.4	73.0 %	
7	Preferred Equity	Medley, FL	Self-Storage	7/1/2022	9,000	8,939	11.0 %	3.3	96.2 %	
8	Preferred Equity	Plano, TX	Multifamily	8/10/2022	8,500	8,457	16.1 %	1.4	81.8 %	
9	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022	9,000	8,950	15.0 %	1.5	78.2 %	
10	Preferred Equity	Woodbury, MN	Life Science	10/19/2022	19,908	19,945	10.0 %	0.5	85.3 %	
11	Preferred Equity	Forney, TX	Multifamily	2/10/2023	32,955	32,853	11.0 %	0.9	N/A	
12	Preferred Equity	Richmond, VA	Multifamily	2/24/2023	26,104	26,003	11.0 %	0.9	N/A	
13	Preferred Equity	Temecula, CA	Life Science	4/6/2023	25,002	25,039	17.5 %	0.5	65.0 %	
14	Preferred Equity	Phoenix, AZ	Single-family	5/16/2023	8,680	8,603	13.5 %	3.1	N/A	
15	Preferred Equity	Houston, TX	Life Science	5/17/2023	4,192	4,151	13.0 %	2.7	N/A	
	Total Preferred Equity				**214,307**	**213,806**	**12.1 %**	**1.8**	**76.2 %**	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	MSCR Note	Various	Multifamily	5/25/2022	4,000	2,010	14.8 %	28.2	61.1 %	
2	MSCR Note	Various	Multifamily	5/25/2022	5,000	2,236	11.8 %	28.2	61.1 %	
3	MSCR Note	Various	Multifamily	9/23/2022	1,500	659	12.2 %	27.7	61.5 %	
	Total MSCR Note				**10,500**	**4,905**	**13.0 %**	**28.1**		
1	Mortgage Backed Security	Various	Single-family	6/1/2022	10,419	3,473	8.6 %	2.0	94.0 %	
2	Mortgage Backed Security	Various	Self-Storage	9/29/2022	8,000	7,964	11.1 %	3.5	66.0 %	
3	Mortgage Backed Security	Various	Multifamily	3/10/2023	5,747	2,034	14.0 %	0.9	68.2 %	
4	Mortgage Backed Security	Various	Single-family	2/29/2024	30,000	4,264	4.5 %	5.0	NA	
5	Mortgage Backed Security	Various	Single-family	2/29/2024	11,000	2,357	4.5 %	5.0	NA	
6	Mortgage Backed Security	Various	Single-family	2/29/2024	8,213	1,964	4.5 %	5.0	NA	
	Total Mortgage Backed Securities				**73,379**	**22,056**	**6.5 %**	**4.1**	**79.8 %**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	33,764	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022	N/A	26,894	N/A	N/A	N/A	
3	Common Equity	Forney, TX	Multifamily	2/10/2023	N/A	—	N/A	N/A	N/A	
4	Common Equity	Richmond, VA	Multifamily	2/24/2023	N/A	—	N/A	N/A	N/A	
5	Common Equity	Atlanta, GA	Multifamily	9/8/2023	N/A	—	N/A	N/A	N/A	
	Total Common Equity				**N/A**	**60,658**	**N/A**	**N/A**	**N/A**	
1	Real Estate	Charlotte, NC	Multifamily	12/31/2021 (7)	N/A	57,711	N/A	N/A	N/A	
2	Real Estate	Atlanta, GA	Multifamily	10/10/2023 (8)	N/A	66,770	N/A	N/A	N/A	
	Total Real Estate				**N/A**	**124,481**	**N/A**	**N/A**	**N/A**	
1	Preferred Stock	Various	Life Science	11/9/2023	N/A	18,324	10.5 %	N/A	N/A	
1	Promissory Note	Various	Single-family	3/28/2024	500	500	12.5 %	N/A	N/A	
	Portfolio Total				**$ 1,544,442**	**$ 639,056**	**6.0 %**	**5.3**	**68.5 %**	**1.74x**

Portfolio

1. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, multifamily property, MSCR Notes and mortgage-backed securities as well as the net equity of our CMBS B-Piece investments.
2. Net equity represents the carrying value less borrowings collateralized by the investment.
3. The weighted average coupon is weighted on the current principal balance.
4. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.
5. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments.
6. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off.
7. Real Estate is a 204-unit multifamily property.
8. Real Estate is a 280-unit multifamily property.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended		March 31, 2024		December 31, 2023
Interest income	$	(1,574)	$	16,884
Interest expense		(11,240)		(13,057)
Net interest income		(12,814)		3,827
Other income (loss)		9,099		20,508
Total operating expenses		10,926		6,400
Net income (loss)		**(14,641)**		**17,935**
Net (income) loss attributable to series A preferred shareholders		874		(874)
Net (income) loss attributable to series B preferred shareholders		-665		(80)
Net (income) loss attributable to redeemable noncontrolling interests		1,894		(3,346)
Net income (loss) attributable to common stockholders		**(14,286)**		**13,635**
Weighted-average common shares outstanding - diluted		24,862		23,155
Earnings (loss) per share outstanding - diluted (1)	**$**	**(0.83)**	**$**	**0.74**

Book Value

		March 31, 2024		December 31, 2023
Common stockholders' equity	$	287,764	$	309,832
Redeemable noncontrolling interests in the OP		85,058		89,471
Total equity	**$**	**372,822**	**$**	**399,303**
Redeemable OP units		5,038		5,038
Common shares outstanding		17,306		17,232
Combined book value per share	**$**	**16.69**	**$**	**17.93**

Balance Sheet

		March 31, 2024		December 31, 2023
Cash and cash equivalents	$	13,483	$	13,824
Restricted cash		5,804		2,825
Real estate investments, net		124,486		126,551
Loans, held-for-investment, net		391,624		328,460
Common stock investments, at fair value		60,658		61,529
Mortgage loans, held-for-investment, net		140,531		676,420
Preferred stock investments, at fair value		18,346		14,776
Accrued interest and dividends		25,271		22,033
Mortgage loans held in variable interest entities, at fair value		6,182,075		5,677,763
CMBS structured pass-through certificates, at fair value		39,334		41,212
MSCR notes, at fair value		10,363		10,378
Mortgage-backed securities		68,026		38,270
Accounts receivable and other Assets		4,097		4,312
Due from brokers for securities sold, not yet settled		908		—
Total Assets	**$**	**7,085,006**	**$**	**7,018,353**
Secured financing agreements, net	$	182,598	$	649,558
Master repurchase agreements		341,740		303,514
Unsecured notes, net		219,849		219,483
Mortgages payable, net		95,608		95,657
Accounts payable and other accrued liabilities		10,269		6,428
Accrued interest payable		12,695		8,209
Bonds payable held in variable interest entities, at fair value		5,774,017		5,289,997
Total Liabilities		**6,636,776**		**6,572,846**
Redeemable Series B Preferred Stock		36,090		36,090
Redeemable NCI in the Operating Partnership		85,058		85,058
Total Stockholders Equity		327,082		347,437
Total Liabilities and Stockholders' Equity	**$**	**7,085,006**	**$**	**7,018,353**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 2Q 2024 Net Income to EAD

	Low	Mid	High
For the three months ended	Jun. 30, 2024	Jun. 30, 2024	Jun. 30, 2024
Net income (loss) attributable to common stockholders[3]	$ 7,438	$ 8,571	$ 9,802
Net income (loss) attributable to redeemable noncontrolling interests	1,749	1,967	2,186
Adjustments:			
Amortization of stock-based compensation	1,618	1,618	1,618
EAD	**$ 10,805**	**$ 12,156**	**$ 13,606**
Weighted average common shares outstanding, basic	17,434	17,434	17,434
Weighted average common shares outstanding, diluted (1)	27,013	27,013	27,013
EPS per diluted weighted average share	**$ 0.34**	**$ 0.39**	**$ 0.44**
EAD per diluted weighted average share (2)	**$ 0.40**	**$ 0.45**	**$ 0.50**
Announced 2Q dividend	$ 0.50	$ 0.50	$ 0.50
Estimated 2Q Net income dividend coverage ratio	0.68 x	0.78 x	0.88 x
Estimated 2Q EAD dividend coverage ratio	**0.80 x**	**0.90 x**	**1.00 x**

Reconciliation of 2Q 2024 EAD to CAD

	Low	Mid	High
For the three months ended	Jun. 30, 2024	Jun. 30, 2024	Jun. 30, 2024
EAD	$ 10,805	$ 12,156	$ 13,606
Adjustments:			
Amortization of premiums	4,379	4,379	4,379
Accretion of discounts	(6,794)	(6,794)	(6,794)
Amortization and depreciation	1,055	1,055	1,055
CAD	**$ 9,445**	**$ 10,796**	**$ 12,246**
Weighted average common shares outstanding, basic	17,434	17,434	17,434
Weighted average common shares outstanding, diluted (1)	27,013	27,013	27,013
EPS per diluted weighted average share	**$ 0.34**	**$ 0.39**	**$ 0.44**
CAD per diluted weighted average share (2)	**$ 0.35**	**$ 0.40**	**$ 0.45**
Announced 2Q dividend	$ 0.50	$ 0.50	$ 0.50
Estimated 2Q Net income dividend coverage ratio	**0.68 x**	**0.78 x**	**0.88 x**
Estimated 2Q CAD dividend coverage ratio	0.70 x	0.80 x	0.90 x

1. WEIGHTED AVERAGE DILUTED SHARES ASSUMED VESTING OF ALL OUTSTANDING RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS
2. Q2 DECREASE FROM PRIOR 2023 RUN RATE ATTRIBUTABLE TO $508.7MM SFR LOAN REPAYMENT AND TIMING ADJUSTMENTS FOR CAPITAL REDEPLOYMENT.

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022
Net income (loss) attributable to common stockholders	(14,286)	$ 13,635	$ (15,550)	$ 5,747	$ 6,567	$ (3,733)	$ (9,289)	$ 3,850
Net income (loss) attributable to redeemable noncontrolling interests	(1,894)	3,346	(2,374)	1,856	1,937	(111)	(1,889)	2,186
Adjustments:								
Amortization of stock-based compensation	1,798	1,017	1,285	1,262	847	872	870	871
Provision for (reversal of) credit losses, net	(420)	(1,937)	6,276	(6)	(34)	-	-	-
Equity in (income) losses of equity method investments[1]	2,000	—	1,675	889	-	-	-	-
Unrealized (gains) or losses	1,351	(5,960)	18,508	1,708	2,564	12,563	19,473	4,184
Earnings Available for Distribution	**$ (11,451)**	**$ 10,101**	**$ 9,820**	**$ 11,456**	**$ 11,881**	**$ 9,591**	**$ 9,165**	**$ 11,091**
Weighted average common shares outstanding, basic	17,264	17,232	17,232	17,213	17,118	15,163	14,962	14,748
Weighted average common shares outstanding, diluted[2]	24,862	23155	23,086	23,080	22,678	22,696	22,678	22,494
EPS per diluted weighted average share[2]	**$ (0.83)**	**$ 0.74**	**$ (0.90)**	**$ 0.33**	**$ 0.37**	**$ (0.17)**	**$ (0.49)**	**$ 0.26**
EAD per diluted weighted average share[2]	**$ (0.46)**	**$ 0.44**	**$ 0.43**	**$ 0.50**	**$ 0.52**	**$ 0.42**	**$ 0.40**	**$ 0.49**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
Net income dividend coverage ratio	**(1.66) x**	**1.48x**	**(1.80)x**	**0.66x**	**0.74x**	**(0.34)x**	**(0.98)x**	**0.52x**
EAD dividend coverage ratio	**(0.92)x**	**0.88x**	**0.86x**	**1.00x**	**1.04x**	**0.84x**	**0.80x**	**0.98x**

1. STARTING IN Q3 2023, THE COMPANY HAS ADJUSTED EAD TO REMOVE THE (INCOME)/LOSSES FROM EQUITY METHOD INVESTMENTS AS THEY REPRESENT CHANGES IN THE EQUITY VALUE OF OUR INVESTMENT RATHER THAN DISTRIBUTABLE EARNINGS. THE COMPANY WILL INCLUDE INCOME FROM EQUITY METHOD INVESTMENTS TO THE EXTENT THAT WE RECEIVE CASH DISTRIBUTIONS AND UPON REALIZING GAINS AND/OR LOSSES. THE RECONCILIATION ABOVE FOR Q2 2023 HAS ALSO BEEN ADJUSTED TO REFLECT THIS CHANGE.
2. WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022
Earnings Available for Distribution	$ (11,451)	$ 10,101	$ 9,820	$ 11,546	$ 11,881	$ 9,591	$ 9,165	$ 11,091
Adjustments:								
Amortization of premiums	27,874	4,432	3,530	3,806	3,531	3,663	3,425	3,854
Accretion of discounts	(3,880)	(3,767)	(3,038)	(3.572)	(3,500)	(3,521)	(3,517)	(3,244)
Amortization and depreciation	2,318	1,035	476	478	476	460	545	946
Amortization of deferred financing costs	12	(41)	(26)	11	11	12	12	12
Cash Available for Distribution	**$ 14,873**	**$ 11,760**	**$ 10,762**	**$ 12,179**	**$ 12,399**	**$ 10,203**	**$ 9,630**	**$ 12,659**
Weighted average common shares outstanding, basic	17,264	17,232	17,232	17,213	17,118	15,163	14,962	14,748
Weighted average common shares outstanding, diluted[1]	24,862	23,155	23,086	23,080	22,678	22,696	22,678	22,494
EPS per diluted weighted average share[1]	**$ (0.83)**	**$ 0.74**	**$ (0.90)**	**$ 0.33**	**$ 0.37**	**$ (0.17)**	**$ (0.49)**	**$ 0.26**
CAD per diluted weighted average share[1]	**$ 0.60**	**$ 0.51**	**$ 0.47**	**$ 0.53**	**$ 0.55**	**$ 0.45**	**$ 0.42**	**$ 0.56**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
Net income dividend coverage ratio	**(1.66x)**	**1.48x**	**(1.80)x**	**0.66x**	**0.74x**	**(0.34)x**	**(0.98)x**	**0.52x**
CAD dividend coverage ratio	**1.20x**	**1.02x**	**0.94x**	**1.06x**	**1.10x**	**0.90x**	**0.84x**	**1.12x**

1. WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS